Summary Prospectus – April 28, 2014, as amended August 22, 2014

JNL/Mellon Capital 10 x 10 Fund
Class A

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 28, 2014, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is capital appreciation and income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.00%
Other Expenses[2]	0.05%
Acquired Fund Fees and Expenses[1]	0.61%
Total Annual Fund Operating Expenses	0.66%

1 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.
2 "Other Expenses" include an Administrative Fee of 0.05% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2013 – 12/31/2013	9%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of the following Funds ("Underlying Funds"):

➢	50% in the JNL/Mellon Capital JNL 5 Fund;
➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital International Index Fund; and
➢	10% in the JNL/Mellon Capital Bond Index Fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The Fund will incur the risks associated with each Underlying Fund, including:

•
Derivatives risk – Investing in derivative instruments, such as swaps (including interest rate swaps and credit default swaps), options, futures contracts, forward currency contracts, reverse repurchase agreements, other over-the-counter contracts, and certain exchange-traded funds, involves risks, including liquidity, market, counterparty, credit, and currency risks, mispricing or improper valuation.  Changes in the value of the derivative may not move as expected relative to the value of the assets, rates, or indices the derivative is designed to track, and the Fund could lose more than the principal amount invested.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•
Index investing risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of its index for a number of reasons, including, but not limited to, the timing of Fund portfolio transactions, shifts in the composition of the index, and Fund expenses.

•
License termination risk – The licenses from a third party that permit the use by the Fund of intellectual property may be terminated by the licensor, and as a result the Fund may lose its ability to use the intellectual property, or receive important data from the licensor.

•
Limited management, trading cost and rebalance risk – Investing according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Underlying funds risk – The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad measure of market performance.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 18.13%; Worst Quarter (ended 12/31/2008): -22.40%

Average Annual Total Returns as of December 31, 2013
	1 year	5 year	Life of Fund (April 30, 2007)
JNL/Mellon Capital 10 x 10 Fund (Class A)	27.70%	16.03%	4.37%
Russell 3000 Index	33.55%	18.71%	6.00%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding	November 2012	Senior Vice President, Chief Investment Officer and Portfolio Manager
Sean Hynes	April 2014	Portfolio Manager
Mark Pliska	April 2014	Portfolio Manager

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund's shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.